REGISTERED SHARES

AL

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY, AND PITTSBURGH, PA

ACE Limited

Incorporated in Switzerland as a Stock Company

INCORPORATED UNDER THE LAWS OF SWITZERLAND

REGISTERED SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP H0023R 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE REGISTERED SHARES OF, CHF 33.74 PAR VALUE, OF

ACE Limited, Zurich, Switzerland

transferable on the records of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless signed by a member of the Board of Directors of the Corporation (including by facsimile signature) and another authorized signatory of the Corporation.

This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

WITNESS the facsimile signatures of a member of the Board of Directors of the Corporation and a duly authorized signatory of the Corporation.

DATED:

EVAN G. GREENBERG
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

ROBERT F. CUSUMANO
SECRETARY

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

ACE Limited

ACE Limited will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of ACE Limited and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF TRAN MIN ACT–........................Custodian........................ (Cust) (Minor) under Uniform Transfers to Minors Act.......................... (State)
TEN ENT	– as tenants by the entireties	
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT–........................Custodian........................ (Cust) (Minor) under Uniform Gifts to Minors Act.......................... (State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE

EXACT NAME AND

ADDRESS OF ASSIGNEE, INCLUDING ZIP CODE NUMBER.

______________________________ *Shares*

of the registered shares represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________

______________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.